UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 21, 2009

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1200

Dallas, TX 75201

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Directors

On May 21, 2009, Dean Foods Company (the “Company”) announced the retirement of Lewis M. Collens and Pete Schenkel from the Board of Directors. Such retirement was effective as of the annual meeting of stockholders that occurred May 21, 2009.

(d) Election of New Directors

On May 21, 2009, the Board of Directors of the Company elected Mr. J. Wayne Mailloux and Ms. Doreen A. Wright to the Company’s Board of Directors. Mr. Mailloux and Ms. Wright will each serve as a Class II Director, with a term expected to expire in 2012. The Board named both Mr. Mailloux and Ms. Wright to its Governance Committee.

Each new director received a grant of 7,013 stock options granted as of the close of business on May 21, 2009, and a grant of 1,795 restricted stock units granted as of the close of business on May 21, 2009, as calculated in accordance with the description set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2009, which description is incorporated herein by reference. Each new director will be eligible for annual director grants going forward. In addition, each new director will receive an annual retainer of $35,000, payable quarterly in arrears, $3,000 for each meeting (Board of Directors or Committee) attended in person and $1,000 for each meeting attended by telephone. Each new director will receive additional retainer fees of $2,000 per year for serving on the Governance Committee.

A copy of the press release announcing the retirements and elections described above is furnished as Exhibit 99.1 to this report.

(e) Amendment of Material Compensatory Plan

On May 21, 2009, the Company’s stockholders approved an amendment to the Dean Foods Company 2007 Stock Incentive Plan (the “2007 Plan”) which increased the shares available for grant by 4,000,000 shares, of which 2,200,000 shares may be used for grants of awards other than stock options and stock appreciation rights. A description of the material terms and conditions of the 2007 Plan, and the awards made to named executive officers thereunder, is described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2009, which description is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Dean Foods Company press release issued May 21, 2009.

99.2	Dean Foods Company proxy statement (filed on Schedule 14A with the Securities and Exchange Commission on April 15, 2009 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2009	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps
Steven J. Kemps
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dean Foods Company press release issued May 21, 2009.

99.2	Dean Foods Company proxy statement on Schedule 14A (filed with the Securities and Exchange Commission on April 15, 2009 and incorporated herein by reference)